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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

       Date of Report (Date of earliest event reported):December 5, 1996

                               Hadco Corporation
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             (Exact name of Registrant as specified in its charter)

                    12A Manor Parkway, Salem, New Hampshire
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                    (Address of principal executive offices)

                                     03079
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                                   (Zip Code)

                                 (603) 898-8000
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               Registrant's telephone number, including area code

        Massachusetts                  033-95284                 04-2393279
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation                                         Identification No.)

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Item 5.  Other Events.
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        Hadco Corporation (the "Company") issued the press release attached as
Exhibit 99.1 today.

Item 7.  Exhibits.
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        99.1 Press Release dated December 5, 1996.











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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HADCO CORPORATION


December 5, 1995                        By: /s/ Timothy Losik
                                            -----------------------
                                             Timothy Losik
                                             Chief Finacial Officer